SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    May 21, 2003
                                                  ------------------------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

    Delaware                           0-28815                   06-1241321
--------------------------------------------------------------------------------
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
   of Incorporation)                                         Identification No.)


 13 North Street, Litchfield, Connecticut                      06759
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:     (860) 567-8752
                                                     -------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 5.  Other Events.
         ------------

     A.   Annual  Meeting  of   Shareholders  of  First   Litchfield   Financial
          ----------------------------------------------------------------------
          Corporation
          -----------

     The  Annual  Meeting  of   Shareholders  of  First   Litchfield   Financial
Corporation (the "Company") was held on Wednesday, May 21, 2003.

          1.   Election Of Directors.
               ----------------------

     The vote for re-electing each of the four (4) Directors listed below to serve for a term of three years is as follows:

                                                                 Withholding
                                                   For            Authority

Joseph J. Greco      Number of Shares:         1,257,939           9,223
                                               ----------        ---------------
                     Percentage of
                     Shares Voted:               99.27%             0.73%
                                                ----------       ---------------
                     Percentage of Shares
                     Entitled to Vote:           70.58%             0.52%
                                               -----------       --------------


                                                                 Withholding
                                               For                Authority

Perley H.            Number of Shares:          1,253,955          13,207
                                               ----------        ---------------
Grimes, Jr.          Percentage of
                     Shares Voted:               98.96%             1.04%
                                               -----------       ---------------
                     Percentage of Shares
                     Entitled to Vote:           70.36%             0.74%
                                               -----------       ---------------


                                                                 Withholding
                                               For                Authority

Thomas A.            Number of Shares:          1,230,853          36,309
                                               ----------        ---------------
Kendall              Percentage of
                     Shares Voted:                 97.13%           2.87%
                                               -----------       ---------------
                     Percentage of Shares
                     Entitled to Vote:             69.06%           2.04%
                                               -----------       --------------

                                                                 Withholding
                                               For                Authority

Charles E. Orr       Number of Shares:           1,248,723            18,439
                                               -----------       ---------------
                     Percentage of
                     Shares Voted:                 98.54%              1.46%
                                               ------------      ---------------
                     Percentage of Shares
                     Entitled to Vote:             70.06%              1.03%
                                               ------------      --------------

          2.   Appointment of Auditors.
              ------------------------

     To vote cast "FOR," "AGAINST" and "ABSTAIN" on the proposal to ratify the appointment of McGladrey & Pullen, LLP to act as independent auditors of the current fiscal year were as follows:

              "FOR APPROVAL"                 "AGAINST APPROVAL"                  "ABSTAIN"

                1,254,872                         9,957                            2,333
              ---------------    -------------------------------------------    -----------
                  Number                          Number                           Number

                  70.41%                          0.56%                            0.13%
              ---------------    -------------------------------------------    -----------
                                 (Percent of shares entitled to vote)

                 99.03%                           0.79%                            0.18%
              ---------------    -------------------------------------------    ----------
                                 (Percent of shares actually voted at the meeting)



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: May 23, 2003                   FIRST LITCHFIELD FINANCIAL CORPORATION



                                      By /s/ Joseph J. Greco
                                        ----------------------------------------
                                          Joseph J. Greco
                                          President and Chief Executive Officer

                                      -3-